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                                  EXHIBIT 23.3

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders
KFC National Purchasing Cooperative, Inc.:

         We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

KPMG LLP

Louisville, Kentucky
February 9, 2000